                                                                  EXHIBIT 10(ii)


FEE CHANGES                                       FORM TX                 [LOGO]
Fees are effective through June 30, 2002. After   For a Nondramatic Literary
that date, check the Copyright Office Website     Work
at www.???.gov/copyright or call (202) 702-       UNITED STATES COPYRIGHT OFFICE
3000 for current fee information                  ------------------------------
                                                  REGISTRATION NUMBER





                                                            TX             TXU
                                                  ------------------------------
                                                  EFFECTIVE DATE OF REGISTRATION



                                                       Month     Day    Year
                                                  ------------------------------


DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE USE A SEPARATE CONTINUATION SHEET.

====================================================================================================================================
1                   TITLE OF THIS WORK

                                                  Webpage Builder
                    ----------------------------------------------------------------------------------------------------------------
                    PREVIOUS OR ALTERNATIVE TITLES

                    ----------------------------------------------------------------------------------------------------------------
                    PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give information about the collective work in
                    which the contribution appeared.    Title of Collective Work

                    ----------------------------------------------------------------------------------------------------------------
                    If published in a periodical or serial give: Volume        Number                Issue Date             On Pages
====================================================================================================================================
2                   NAME OF AUTHOR                                                            DATES OF BIRTH AND DEATH
                 a                                                                            Year Born         Year Died
                    Wildomar, Inc.
                    ----------------------------------------------------------------------------------------------------------------
                    Was this contribution to the work a   AUTHOR'S NATIONALITY OR DOMICILE    WAS THIS AUTHOR'S CONTRIBUTION TO
                    "work made for hire"?                 Name of Country                     THE WORK            If the answer to
                         [X] Yes                             Citizen of    US                                     either of these
                                                          or           ----------  Anonymous?    [ ] Yes [X] No   questions is "Yes"
                         [ ] No                              Domiciled in  US                                     see detailed
                                                                         --------  Pseudonymous? [ ] Yes [X] No   instructions.
                    ----------------------------------------------------------------------------------------------------------------
NOTE                NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.
Under the law,          Computer Program
the "Author" of     ----------------------------------------------------------------------------------------------------------------
a "work made        NAME OF AUTHOR                                                            DATES OF BIRTH AND DEATH
for hire" is     b                                                                            Year Born         Year Died
generally the
employer, not       ----------------------------------------------------------------------------------------------------------------
the employee        Was the contribution to the work a    AUTHOR'S NATIONALITY OR DOMICILE    WAS THIS AUTHOR'S CONTRIBUTION TO
(see instruc-       "work made for hire"?                 Name of Country                     THE WORK            If the answer to
tions). For any          [ ] Yes                             Citizen of                                           either of these
part of this                                              or           ----------  Anonymous?    [ ] Yes [ ] No   questions is "Yes"
work that was            [ ] No                              Domiciled in                                         see detailed
"made for hire"                                                          --------  Pseudonymous? [ ] Yes [ ] No   instructions.
check "Yes" in      ----------------------------------------------------------------------------------------------------------------
the space           NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author to which copyright is claimed.
provided, give
the employer        ----------------------------------------------------------------------------------------------------------------
(or other           NAME OF AUTHOR                                                            DATES OF BIRTH AND DEATH
person for       c                                                                            Year Born         Year Died
whom the work
was prepared)       ----------------------------------------------------------------------------------------------------------------
as "Author" of      Was the contribution to the work a    AUTHOR'S NATIONALITY OR DOMICILE    WAS THIS AUTHOR'S CONTRIBUTION TO
that part, and      "work made for hire"?                 Name of Country                     THE WORK            If the answer to
leave the                [ ] Yes                             Citizen of                                           either of these
space for dates                                           or           ----------  Anonymous?    [ ] Yes [ ] No   questions is "Yes"
of birth and             [ ] No                              Domiciled in                                         see detailed
death blank.                                                             --------  Pseudonymous? [ ] Yes [ ] No   instructions.
                    ----------------------------------------------------------------------------------------------------------------
                    NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.

====================================================================================================================================
3                   YEAR IN WHICH CREATION OF THIS             DATE NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
                 a  WORK WAS COMPLETED                     b
                                        This information       Complete this information  Month           Day         Year
                    2001      Year      must be given          ONLY if this work               --------     ------    ------
                    ----------          in all cases.          has been published.                                        (Nation)
                                                                                          --------------------------------
====================================================================================================================================
4                   COPYRIGHT CLAIMANT(S)  Name and address must be given even if the            APPLICATION RECEIVED
                    claimant is the same as the author given in space 2.
SEE ???                                                                                DO NOT    -----------------------------------
BEFORE ???          Wildomar, Inc.                                                     WRITE     ONE DEPOSIT RECEIVED
THIS SPACE.         11230 Otsego St. #109  North Hollywood, CA 91601                   HERE
                    -----------------------------------------------------------------  OFFICE    -----------------------------------
                    TRANSFER If the claimant(s) named here in space 4 is (are)         USE       TWO DEPOSITS RECEIVED
                    different from the author(s) named in space 2, give a brief        ONLY
                    statement of how the claimant(s) obtained ownership of the                   -----------------------------------
                    copyright.                                                                   FUNDS RECEIVED


====================================================================================================================================
                    MORE ON BACK     - Complete all applicable spaces (numbers 5-9) on the reverse side            DO NOT WRITE HERE
                    of this page.                                                                            Page 1 of _______ pages

                                                -------------------------------
                                                EXAMINED BY             FORM TX

                                                -----------------------
                                                CHECKED BY

                                                -----------------------   FOR
                                                    CORRESPONDENCE     COPYRIGHT
                                                 [ ] Yes                 OFFICE
                                                -----------------------    USE
                                                                          ONLY
                                                --------------------------------

                         DO NOT WRITE ABOVE THIS LINE.
           IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
--------------------------------------------------------------------------------
PREVIOUS REGISTRATION  Has registration for this work, or for an earlier       5
version of this work already been made in the Copyright Office?

[ ] Yes  [X] No  If your answer is "Yes" why is another registration being sought? (Check appropriate box.)
a. [ ] This is the first published edition of a work previously registered in unpublished form.
b. [ ] This is the first application submitted by this author as copyright claimant.
c. [ ] This is a changed version of the work, as shown by space 6 on this application.
If your answer is "Yes" give Previous Registration Number >
Year of Registration >
--------------------------------------------------------------------------------
DERIVATIVE WORK OR COMPILATION                                                 6
Pre-existing Material. Identify any pre-existing work or works                 a
that this work is based on or incorporates

                                                              See instructions
------------------------------------------------------------- before completing
Material Added to This Work. Give a brief, general            this section.
statement of the material that has been added to this work                     b
and in which copyright is claimed.


--------------------------------------------------------------------------------
DEPOSIT ACCOUNT If the registration fee is to be charged to a Deposit          7
Account established in the Copyright Office, give name and number of Account.  a

Name                               Account Number

============================================================================
CORRESPONDENCE Give name and address to which correspondence about this        b
application should be sent. Name/Address/Apt./City/State/ZIP

   Wildomar, Inc.
   11230 Otsego Street #109
   North Hollywood, CA 91601

Area code and daytime telephone number >   619-692-2166
Fax number > 619-291-6499

--------------------------------------------------------------------------------
CERTIFICATION  I, the undersigned, hereby certify that I am the                8

                                        [ ] author

                                        [ ] other copyright claimant
                    Check only one >
                                        [ ] owner of exclusive right(s)

                                        [X] authorized agent of Wildomar, Inc.
                                            Name of author or other copyright
                                            claimant, or owner of exclusive
                                            right(s)

??? the work identified in this application and that the statements made by me in this application are correct to the best of my knowledge.
-------------------------------------------------------------------------
Type or printed name and date. If this application gives a date of publication in space 3, do not sign and submit it before that date.

Matthew Ramos                         Date > 8/14/01
-------------------------------------------------------------------------
Handwritten signature [X]

X  /s/ MATTHEW RAMOS
--------------------------------------------------------------------------------
                                                                               9
Certificate          Name               Wildomar, Inc.  Attn: Matt Ramos
will be
mailed in            Number/Street/Apt. 11230 Otsego Street  #109
window
envelope             City/State/Zip     North Hollywood, CA  91601       As of
to this                                                                  July 1
address:                                                                 1999,
                                                                         the
YOU MUST:                                                                filing
o  Complete all necessary spaces                                         fee for
o  Sign your application in space 8                                      Form TX
                                                                         ??????
SEND ALL 3 ELEMENTS IN THE SAME PACKAGE:
1. Application form
2. Nonrefundable filing fee in check or money order payable to Registrar of Copyrights
3. Deposit ???????

MAIL TO:
Library of Congress
Copyright Office
101 Independence Avenue, S.E.
Washington, D.C.  20559-6000

--------------------------------------------------------------------------------
U.S.C. Section 05(c): Any person who knowingly makes a false representation of a material fact in the application for copyright registration provided for by section 409, or in any written statement filed in connection to the application, shall be fined not more than $2,500.

                              (c) U.S. GOVERNMENT PRINTING OFFICE 1997-???-879??